                                                               Exhibit 99-(q)(2)



                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James M. Hennessy, Kimberly A. Anderson, Michael J. Roland, Jeffrey S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place and stead, to sign any and all registration statements applicable to the GCG Trust, and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  February 6, 2003

                                               /s/
                                               --------------------------
                                               David W. C. Putnam

                                                               Exhibit 99-(q)(2)



                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James M. Hennessy, Kimberly A. Anderson, Michael J. Roland, Jeffrey S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place and stead, to sign any and all registration statements applicable to the GCG Trust, and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  February 6, 2003

                                             /s/
                                             --------------------------
                                             Thomas McInerney

                                                               Exhibit 99-(q)(2)



                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James M. Hennessy, Kimberly A. Anderson, Michael J. Roland, Jeffrey S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place and stead, to sign any and all registration statements applicable to the GCG Trust, and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  February 6, 2003

                                         /s/
                                         --------------------------
                                         J. Michael Earley